SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 11, 2003

                              SKIBO FINANCIAL CORP.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       United States                 000-25009               25-1820465
----------------------------     ----------------    ------------------------
(State or other jurisdiction      (SEC File No.)          (IRS Employer
of incorporation)                                     Identification Number)




242 East Main Street, Carnegie, Pennsylvania                    15106
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(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:        (412) 276-2424
                                                           --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On September 11, 2003, the Registrant and Northwest Bancorp, Inc., the holding company for Northwest Savings Bank and Jamestown Savings Bank, announced that they have signed a definitive merger agreement under which Northwest Bancorp, MHC would acquire the Registrant, Skibo Bancshares, M.H.C., and First Carnegie Deposit.

         A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
---------------------------------------------------------------


        Exhibit
        Number                       Description
        ------                       -----------


          2.1 Agreement and Plan of Merger, dated as of September 11, 2003, between the Registrant, Skibo Bancshares, M.H.C., First Carnegie Deposit, and Northwest Bancorp, Inc., Northwest Bancorp, MHC, and Northwest Savings Bank.

          99   Press Release dated September 11, 2003. *



* Incorporated by reference into the DEFA14A filed by the Registrant on September 12, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              SKIBO FINANCIAL CORP.





Date:  September 12, 2003                     By: /s/Walter G. Kelly
                                                  ------------------------
                                                  Walter G. Kelly
                                                  President